Third Quarter Report

Tri-Continental Corporation

Quarterly Report for
the Period Ended
September 30, 2009

Tri-Continental Corporation seeks future growth of both capital and income, while providing reasonable current income.

Letter to Stockholders

Patrick T. Bannigan (left)
Stephen R. Lewis, Jr. (right)

Dear Stockholders:

We are pleased to present the third quarter stockholder report for Tri-Continental Corporation (the “Fund”). Within this report you will find the Fund’s investment results and portfolio of investments as of Sept. 30, 2009.

For the three months ended Sept. 30, 2009, the Fund’s total return based on net asset value rose 17.55%, and its total return based on market price rose 20.40%. During the same period, the S&P 500 Index gained 15.61%, the Lipper Large-Cap Core Funds Index increased 15.27%, and the Lipper Large-Cap Core Funds Average gained 15.11%.

Under the earned distribution policy adopted in January 2009, the Fund paid a distribution of $0.04 per common share during the third quarter of 2009. Total distributions paid thus far in 2009 aggregate $0.15 per common share. Distributions are based upon amounts distributed by underlying portfolio companies owned by the Fund.

The Fund continues to offer several distribution payment options and we continue to recommend that Stockholders assess their income needs and consider investing a portion of their distributions in additional shares of the Fund. The options available for receiving distribution payments are:

>	100% of distribution reinvested in additional shares

>	75% of distribution reinvested / 25% of distribution paid in cash

>	50% of distribution reinvested / 50% of distribution paid in cash

>	100% of distribution paid in cash

2  TRI-CONTINENTAL CORPORATION — 2009 QUARTERLY REPORT

You may change your payment election by contacting your Financial Advisor or by calling Stockholder Services at 1(800) 221-2450.

On behalf of the Board, we would like to thank you for your continued support of Tri-Continental Corporation.

Stephen R. Lewis, Jr.	Patrick T. Bannigan
Chairman of the Boards	President, RiverSource Family of Funds

For more informationgo online to Tricontinental.comor Seligman.com; or call1(800) 221-2450.Customer Service Representativesare available to answeryour questions Mondaythrough Friday from7 a.m. to 6 p.m.Central time.

TRI-CONTINENTAL CORPORATION — 2009 QUARTERLY REPORT  3

Your Fund at a Glance
(Unaudited)

FUND SUMMARY

>	Tri-Continental Corporation (the Fund) common stock rose 17.55% based on net asset value and 20.40% based on market price for the three-month period ended Sept. 30, 2009.

>	The Fund outperformed its benchmark, the S&P 500 Index, which gained 15.61% for the three-month period.

>	The Fund outperformed the Lipper Large-Cap Core Funds Index, which gained 15.27% for the same period.

ANNUALIZED TOTAL RETURNS (for period ended Sept. 30, 2009)

	3 months*	9 months*	1 year	3 years	5 years	10 years
Tri-Continental Corporation Market Price	+20.40%	+13.62%	-20.05%	-12.09%	-2.39%	-3.21%

Net Asset Value	+17.55%	+17.32%	-11.18%	-10.95%	-2.70%	-2.87%

S&P 500 Index(1) (unmanaged)	+15.61%	+19.26%	-6.91%	-5.43%	+1.02%	-0.15%

Lipper Large-Cap Core Funds Index(2)	+15.27%	+21.44%	-5.47%	-4.64%	+1.17%	-0.27%

Lipper Large-Cap Core Funds Average(3)	+15.11%	+20.60%	-5.78%	-5.06%	+1.14%	+0.25%

*	Not annualized.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting seligman.com.

The Fund’s returns reflect the effect of payments/expense reimbursements from the investment manager, including the predecessor investment manager, if any. Without such payments/reimbursements, the Fund’s returns would be lower.

Returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of distributions. Returns do not reflect the deduction of taxes that investors may pay on distributions or the sale of shares.

The indices and the average do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index or an average.

4  TRI-CONTINENTAL CORPORATION — 2009 QUARTERLY REPORT

(1)	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.
(2)	The Lipper Large-Cap Core Funds Index (the Lipper Index) includes the 30 largest open-end large-cap core funds tracked by Lipper Inc. The Lipper Index’s returns include net reinvested dividends.*
(3)	The Lipper Large-Cap Core Funds Average (the Lipper Average) includes open-end funds that, by portfolio practice, invest at least 75% of their assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value relative to the S&P 500 Index. The Lipper Average’s returns include net reinvested dividends.*

*	The Lipper Index replaced the Lipper Average as the Fund’s secondary benchmark. The Lipper Average includes all funds categorized by Lipper within the broad universe of open-end funds in the Lipper Average, whereas the Lipper Index includes only a select group of open-end funds from the Lipper Average, as described above. This change was made to bring the selection of the secondary benchmark in line with the practice of the RiverSource Family of Funds, which would permit a common stockholder experience and provide a more focused peer group for performance comparison purposes. Information on both the Lipper Index and the Lipper Average will be included for a transition period. Thereafter, only the Lipper Index will be included.

PRICE PER SHARE

	Sept. 30, 2009	June 30, 2009	March 31, 2009	Dec. 31, 2008
Market price	$11.02	$9.19	$8.42	$9.86

Net asset value	13.03	11.13	9.74	11.29

DIVIDEND AND CAPITAL GAIN INFORMATION PER COMMON SHARE
(for the nine months ended Sept. 30, 2009)

	Capital gain (loss)
Distributions paid(a)	Realized	Unrealized gain(b)	Unrealized loss(b)
$0.15	$(2.24)	$1.37	$(1.96)

(a)	Preferred Stockholders were paid dividends totaling $1.875 per share.
(b)	Represents the per Common share amount of gross unrealized gain or loss on portfolio securities as of Sept. 30, 2009.

The net asset value of the Fund’s shares may not always correspond to the market price of such shares. Common stock of many closed-end funds frequently trade at a discount from their net asset value. The Fund is subject to stock market risk, which is the risk that stock prices overall will decline over short or long periods, adversely affecting the value of an investment in the Fund.

TRI-CONTINENTAL CORPORATION — 2009 QUARTERLY REPORT  5

Your Fund at a Glance (continued)

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

PORTFOLIO COMPOSITION(1) (at Sept. 30, 2009; % of portfolio assets)

Stocks	99.3%

Consumer Discretionary	11.1%

Consumer Staples	5.7%

Energy	12.4%

Financials	18.9%

Health Care	17.1%

Industrials	7.0%

Information Technology	17.9%

Materials	3.2%

Telecommunication Services	3.7%

Utilities	2.3%

Equity-Linked Notes	0.4%

Other(2)	0.3%

(1)	Sectors can be comprised of several industries. Please refer to the section entitled “Portfolio of Investments” for a complete listing. No single industry exceeds 25% of portfolio assets.

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan) as of Sept. 30, 2009. The Fund’s composition is subject to change.

(2)	Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

6  TRI-CONTINENTAL CORPORATION — 2009 QUARTERLY REPORT

TOP TEN HOLDINGS (at Sept. 30, 2009; % of portfolio assets)

Chevron	5.0%

Johnson & Johnson	3.8%

Pfizer	3.5%

Apple	3.0%

IBM	2.6%

Home Depot	2.6%

Bank of America	2.3%

General Electric	1.9%

Rovi	1.9%

Goldman Sachs Group	1.7%

Excludes cash & cash equivalents.

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

TRI-CONTINENTAL CORPORATION — 2009 QUARTERLY REPORT  7

Portfolio of Investments

Sept. 30, 2009 (Unaudited)
(Percentages represent value of investments compared to net assets)

Investments in Securities

Common Stocks (99.6%)
Issuer	Shares		Value(a)

Aerospace & Defense (2.2%)
Boeing	59,616		$3,228,206
General Dynamics	96,271		6,219,106
Goodrich	15,984		868,571
ITT	18,839		982,454
Lockheed Martin	45,098		3,521,252
Northrop Grumman	59,209		3,064,066
Raytheon	37,910		1,818,543
United Technologies	21,912		1,335,098

Total	21,037,296

Air Freight & Logistics (0.2%)
CH Robinson Worldwide	26,764	(g)	1,545,621
FedEx	4,668		351,127

Total	1,896,748

Auto Components (—%)
Johnson Controls	10,469	(g)	267,588

Automobiles (0.1%)
Harley-Davidson	47,514		1,092,822

Beverages (2.2%)
Brown-Forman Cl B	20,369	(g)	982,193
Coca-Cola	191,183		10,266,527
Coca-Cola Enterprises	91,210		1,952,806
Pepsi Bottling Group	26,646		970,980
PepsiCo	105,966		6,215,966

Total	20,388,472

Biotechnology (0.8%)
Amgen	71,779	(b)	4,323,249
Biogen Idec	21,192	(b)	1,070,620
Cephalon	31,037	(b,g)	1,807,595

Total	7,201,464

Building Products (0.1%)
Masco	68,608	(g)	886,415

Capital Markets (4.6%)
Bank of New York Mellon	166,834		4,836,518
Franklin Resources	9,699		975,719
Goldman Sachs Group	98,380		18,136,354
Morgan Stanley	468,016	(g)	14,452,334
State Street	61,120		3,214,912
WCAS Capital Partners II LP	4,292,803	(i)	1,622,679

Total	43,238,516

Chemicals (1.5%)
Air Products & Chemicals	27,099		2,102,340
CF Inds Holdings	9,852		849,538
Dow Chemical	269,313		7,020,991
EI du Pont de Nemours & Co	70,716	(g)	2,272,812
PPG Inds	26,162		1,522,890

Total	13,768,571

Commercial Banks (3.0%)
BB&T	70,863	(g)	1,930,308
Comerica	50,712	(g)	1,504,625
Fifth Third Bancorp	98,736	(g)	1,000,196
First Horizon Natl	74,911	(b)	991,066
KeyCorp	123,471		802,562
Marshall & Ilsley	140,663		1,135,150
PNC Financial Services Group	158,238	(g)	7,688,784
SunTrust Banks	149,950	(g)	3,381,373
Wells Fargo & Co	359,945		10,143,250

Total	28,577,314

Commercial Services & Supplies (0.3%)
Avery Dennison	27,121		976,627
Iron Mountain	27,654	(b)	737,256
RR Donnelley & Sons	55,756		1,185,372

Total	2,899,255

See accompanying Notes to Portfolio of Investments.

8  TRI-CONTINENTAL CORPORATION — 2009 QUARTERLY REPORT

Common Stocks (continued)
Issuer	Shares		Value(a)

Communications Equipment (1.5%)
Cisco Systems	173,076	(b)	$4,074,209
Motorola	406,815		3,494,541
QUALCOMM	137,914		6,203,372

Total	13,772,122

Computers & Peripherals (8.0%)
Apple	172,384	(b)	31,954,823
Dell	351,031	(b)	5,356,733
Hewlett-Packard	110,964		5,238,610
IBM	232,905	(e)	27,857,767
Lexmark Intl Cl A	64,655	(b,g)	1,392,669
NetApp	42,759	(b)	1,140,810
QLogic	9,925	(b,g)	170,710
Western Digital	78,329	(b)	2,861,358

Total	75,973,480

Construction & Engineering (0.1%)
Fluor	25,350		1,289,048

Construction Materials (0.1%)
Vulcan Materials	16,377	(g)	885,504

Consumer Finance (0.8%)
American Express	29,059		985,100
Capital One Financial	110,776	(g)	3,958,026
Discover Financial Services	99,564		1,615,924
SLM	129,265	(b,g)	1,127,191

Total	7,686,241

Distributors (0.1%)
Genuine Parts	29,421		1,119,763

Diversified Consumer Services (0.5%)
Apollo Group Cl A	45,020	(b)	3,316,624
H&R Block	77,095		1,417,006

Total	4,733,630

Diversified Financial Services (5.2%)
Bank of America	1,472,802		24,919,810
CIT Group	137,161	(g)	165,965
Citigroup	2,617,393		12,668,182
IntercontinentalExchange	14,207	(b)	1,380,778
JPMorgan Chase & Co	236,534		10,364,920

Total	49,499,655

Diversified Telecommunication Services (3.3%)
AT&T	596,178		16,102,768
CenturyTel	36,445		1,224,552
Frontier Communications	80,589	(g)	607,641
Qwest Communications Intl	183,030	(g)	697,344
Verizon Communications	415,670		12,582,331

Total	31,214,636

Electric Utilities (1.0%)
Edison Intl	29,772		999,744
FirstEnergy	39,287		1,796,202
Northeast Utilities	38,587		916,055
Pinnacle West Capital	30,607		1,004,522
Progress Energy	84,011	(g)	3,281,469
Southern	56,269		1,782,039

Total	9,780,031

Electrical Equipment (0.2%)
Emerson Electric	43,778		1,754,623
Rockwell Automation	1,979	(g)	84,305

Total	1,838,928

Electronic Equipment, Instruments & Components (1.0%)
Corning	403,276		6,174,155
Jabil Circuit	23,163		310,616
Tyco Electronics	121,885	(c)	2,715,598

Total	9,200,369

Energy Equipment & Services (1.9%)
Baker Hughes	67,743	(g)	2,889,916
BJ Services	96,118		1,867,573
Diamond Offshore Drilling	11,999	(g)	1,146,144
ENSCO Intl	65,568	(g)	2,789,263
Halliburton	40,690		1,103,513
Nabors Inds	63,575	(b,c)	1,328,718
Natl Oilwell Varco	76,799	(b,g)	3,312,340
Noble	62,178	(g)	2,360,277
Smith Intl	29,906		858,302
Weatherford Intl	11,912	(b,c)	246,936

Total	17,902,982

See accompanying Notes to Portfolio of Investments.

TRI-CONTINENTAL CORPORATION — 2009 QUARTERLY REPORT  9

Portfolio of Investments (continued)

Common Stocks (continued)
Issuer	Shares		Value(a)

Food & Staples Retailing (1.1%)
SYSCO	75,211		$1,868,993
Walgreen	82,882		3,105,589
Wal-Mart Stores	90,429		4,439,159
Whole Foods Market	36,853	(b,g)	1,123,648

Total	10,537,389

Food Products (0.9%)
Archer-Daniels-Midland	150,534		4,398,603
ConAgra Foods	57,717		1,251,305
Dean Foods	40,694	(b)	723,946
Sara Lee	85,249		949,674
Tyson Foods Cl A	79,202		1,000,321

Total	8,323,849

Gas Utilities (0.2%)
Nicor	24,521	(g)	897,223
Questar	22,473		844,086

Total	1,741,309

Health Care Equipment & Supplies (0.8%)
Becton Dickinson & Co	27,125		1,891,969
Boston Scientific	97,433	(b)	1,031,815
CareFusion	28,672	(b)	625,050
Medtronic	59,523		2,190,446
St. Jude Medical	49,498	(b)	1,930,917

Total	7,670,197

Health Care Providers & Services (2.7%)
Aetna	82,760		2,303,211
Cardinal Health	92,911		2,490,015
CIGNA	125,553		3,526,784
Coventry Health Care	46,172	(b,g)	921,593
Humana	24,709	(b)	921,646
Laboratory Corp of America Holdings	12,563	(b,g)	825,389
McKesson	39,454		2,349,486
Quest Diagnostics	31,680	(g)	1,653,379
UnitedHealth Group	281,928		7,059,476
WellPoint	81,596	(b)	3,864,387

Total	25,915,366

Hotels, Restaurants & Leisure (1.5%)
McDonald’s	153,102		8,737,531
Starbucks	242,514	(b,g)	5,007,914

Total	13,745,445

Household Durables (0.2%)
DR Horton	99,489	(g)	1,135,169
Pulte Homes	81,133		891,652

Total	2,026,821

Household Products (0.4%)
Clorox	19,549		1,149,872
Colgate-Palmolive	35,231		2,687,421

Total	3,837,293

Independent Power Producers & Energy Traders (0.1%)
Constellation Energy Group	35,925		1,162,892

Industrial Conglomerates (2.8%)
General Electric	1,271,888		20,884,401
Textron	66,356	(g)	1,259,437
Tyco Intl	115,005	(c)	3,965,372

Total	26,109,210

Insurance (5.2%)
AFLAC	24,619		1,052,216
Allstate	353,880		10,835,805
Aon	84,339		3,431,754
Assurant	28,410		910,825
Chubb	59,901		3,019,609
Hartford Financial Services Group	61,987	(g)	1,642,656
Lincoln Natl	49,430	(g)	1,280,731
MetLife	172,900		6,582,303
Principal Financial Group	62,611	(g)	1,714,915
Progressive	196,964	(b)	3,265,663
Prudential Financial	31,793		1,586,789
Torchmark	41,023	(g)	1,781,629
Travelers Companies	213,982		10,534,334
Unum Group	57,272		1,227,912

Total	48,867,141

See accompanying Notes to Portfolio of Investments.

10  TRI-CONTINENTAL CORPORATION — 2009 QUARTERLY REPORT

Common Stocks (continued)
Issuer	Shares		Value(a)

Internet & Catalog Retail (0.7%)
Amazon.com	62,858	(b)	$5,868,423
Expedia	41,043	(b)	982,980

Total	6,851,403

Internet Software & Services (0.2%)
eBay	72,729	(b)	1,717,132

IT Services (1.2%)
Affiliated Computer Services Cl A	28,552	(b)	1,546,662
Automatic Data Processing	79,712		3,132,681
Cognizant Technology Solutions Cl A	37,822	(b)	1,462,199
Computer Sciences	29,428	(b)	1,551,150
Fiserv	20,080	(b,g)	967,856
MasterCard Cl A	15,243	(g)	3,081,372

Total	11,741,920

Leisure Equipment & Products (0.1%)
Mattel	66,506		1,227,701

Life Sciences Tools & Services (0.1%)
Life Technologies	22,582	(b)	1,051,192

Machinery (1.1%)
Cummins	26,032		1,166,494
Eaton	30,441		1,722,656
Illinois Tool Works	67,069		2,864,517
Ingersoll-Rand	108,637	(c,g)	3,331,897
PACCAR	30,371	(g)	1,145,290

Total	10,230,854

Media (1.3%)
CBS Cl B	202,002		2,434,124
Gannett	82,836	(g)	1,036,278
News Corp Cl A	442,638		5,307,230
Viacom Cl B	137,269	(b)	3,849,023

Total	12,626,655

Metals & Mining (1.7%)
Alcoa	162,736	(g)	2,135,096
Allegheny Technologies	24,486	(g)	856,765
Freeport-McMoRan Copper & Gold	84,494	(g)	5,797,134
Newmont Mining	95,433		4,200,961
Nucor	29,439	(g)	1,383,927
United States Steel	30,531	(g)	1,354,660

Total	15,728,543

Multiline Retail (1.1%)
Family Dollar Stores	71,498		1,887,547
JC Penney	29,136		983,340
Kohl’s	83,558	(b)	4,766,984
Macy’s	65,125		1,191,136
Nordstrom	33,368	(g)	1,019,059
Sears Holdings	11,412	(b,g)	745,318

Total	10,593,384

Multi-Utilities (0.9%)
Consolidated Edison	61,365	(g)	2,512,283
PG&E	101,954	(g)	4,128,117
SCANA	27,155	(g)	947,710
Xcel Energy	66,717	(g)	1,283,635

Total	8,871,745

Office Electronics (0.1%)
Xerox	123,011		952,105

Oil, Gas & Consumable Fuels (10.5%)
Apache	14,688	(g)	1,348,799
Chesapeake Energy	41,568		1,180,531
Chevron	768,328		54,113,340
ConocoPhillips	332,245		15,004,184
Hess	53,467		2,858,346
Marathon Oil	236,306		7,538,161
Murphy Oil	34,239	(g)	1,971,139
Noble Energy	20,977	(g)	1,383,643
Occidental Petroleum	88,644		6,949,690
Peabody Energy	22,475	(g)	836,520
Range Resources	20,203	(g)	997,220
Sunoco	24,149	(g)	687,039
Tesoro	44,673	(g)	669,202
Valero Energy	207,889		4,030,968

Total	99,568,782

See accompanying Notes to Portfolio of Investments.

TRI-CONTINENTAL CORPORATION — 2009 QUARTERLY REPORT  11

Portfolio of Investments (continued)

Common Stocks (continued)
Issuer	Shares		Value(a)

Pharmaceuticals (12.8%)
Abbott Laboratories	36,220		$1,791,803
Allergan	51,107		2,900,833
Bristol-Myers Squibb	72,690		1,636,979
Eli Lilly & Co	69,672		2,301,266
Forest Laboratories	114,465	(b)	3,369,850
Johnson & Johnson	671,478		40,886,296
King Pharmaceuticals	64,212	(b,g)	691,563
Merck & Co	396,929	(g)	12,554,864
Mylan	80,061	(b,g)	1,281,777
Pfizer	2,293,822		37,962,755
Schering-Plough	352,988		9,971,911
Wyeth	112,068		5,444,263

Total	120,794,160

Road & Rail (—%)
Norfolk Southern	6,836		294,700

Semiconductors & Semiconductor Equipment (3.0%)
Analog Devices	37,608		1,037,229
Broadcom Cl A	55,259	(b)	1,695,899
Intel	743,067		14,541,821
Linear Technology	28,598	(g)	790,163
MEMC Electronic Materials	75,552	(b,g)	1,256,430
Microchip Technology	48,510	(g)	1,285,515
Micron Technology	162,962	(b)	1,336,288
NVIDIA	142,105	(b,g)	2,135,838
Texas Instruments	162,715		3,854,718

Total	27,933,901

Software (3.1%)
BMC Software	17,722	(b)	665,107
Intuit	59,727	(b)	1,702,220
Microsoft	61,794		1,599,847
Red Hat	36,860	(b)	1,018,810
Rovi	590,649	(b,g)	19,845,805
Symantec	214,023	(b,g)	3,524,959

Total	28,356,748

Specialty Retail (4.7%)
Abercrombie & Fitch Cl A	42,922	(g)	1,411,275
AutoNation	50,188	(b,g)	907,399
AutoZone	8,613	(b)	1,259,393
Bed Bath & Beyond	36,849	(b,g)	1,383,311
Best Buy	63,399	(g)	2,378,730
Gap	136,021		2,910,849
Home Depot	1,028,999		27,412,534
Lowe’s Companies	63,968		1,339,490
O’Reilly Automotive	49,800	(b,g)	1,799,772
Sherwin-Williams	60,838	(g)	3,660,015

Total	44,462,768

Textiles, Apparel & Luxury Goods (0.7%)
Coach	47,997		1,580,061
Nike Cl B	53,138		3,438,029
VF	19,467	(g)	1,409,995

Total	6,428,085

Thrifts & Mortgage Finance (0.2%)
People’s United Financial	94,327	(g)	1,467,728

Tobacco (1.1%)
Altria Group	446,561		7,953,251
Lorillard	37,660		2,798,138

Total	10,751,389

Trading Companies & Distributors (—%)
Fastenal	23	(g)	890

Wireless Telecommunication Services (0.4%)
Sprint Nextel	933,158	(b)	3,685,974

Total Common Stocks
(Cost: $956,509,960)			$941,425,521

Equity-Linked Notes (0.4%)(j)
	Coupon	Principal
Issuer	rate	amount		Value(a)

Lehman Brothers Holdings Sr Unsecured
09-14-08	53.51%	$14,844,000	(b,d,f,h)	$1,757,682
10-02-08	39.50	14,844,000	(b,d,f,h)	2,176,353

Total Equity-Linked Notes
(Cost: $29,688,000)				$3,934,035

See accompanying Notes to Portfolio of Investments.

12  TRI-CONTINENTAL CORPORATION — 2009 QUARTERLY REPORT

Money Market Fund (0.3%)
	Shares		Value(a)

RiverSource Short-Term Cash Fund, 0.28%	2,655,700	(k)	$2,655,700

Total Money Market Fund
(Cost: $2,655,700)			$2,655,700

Investments of Cash Collateral Received
for Securities on Loan (13.1%)
	Shares		Value(a)

Cash Collateral Reinvestment Fund (8.9%)
JPMorgan Prime Money Market Fund	83,622,218		$83,622,218

	Coupon	Principal
Issuer	rate	amount	Value(a)

Asset-Backed Commercial Paper (1.7%)
Belmont Funding LLC
10-06-09	0.52%	$3,999,596	$3,999,596
Ebbets Funding LLC
10-06-09	0.47	3,999,634	3,999,634
Rhein-Main Securitisation
10-20-09	0.32	4,998,889	4,998,889
Tasman Funding
10-23-09	0.30	2,999,250	2,999,250

Total		15,997,369

Certificates of Deposit (2.0%)
Banco Espirito Santo e Comm London
10-06-09	0.30	5,000,000	5,000,000
Dexia Credit Local du France
10-09-09	0.42	3,999,347	3,999,347
Monte de Paschi
11-02-09	0.40	5,000,000	5,000,000
Raiffeisen Zentralbank Oest Vienna
10-05-09	0.29	5,000,000	5,000,000

Total		18,999,347

Commercial Paper (0.5%)
KBC Financial Products
11-02-09	0.48	4,997,691	4,997,691

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $123,616,625)			$123,616,625

Total Investments in Securities
(Cost: $1,112,470,285)(l)			$1,071,631,881

Investments in Derivatives

Futures Contracts Outstanding at Sept. 30, 2009

	Number of			Unrealized
	contracts	Notional	Expiration	appreciation
Contract description	long (short)	market value	date	(depreciation)
S&P 500 Index	3	$789,675	Dec. 2009	$11,727
Notes to Portfolio of Investments

(a)	The Fund adopted Financial Accounting Standards Board (FASB) Staff Position FAS 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (FSP 157-4), on June 30, 2009. FSP 157-4 provides guidance on estimating the fair value of an investment when the trade volume and level of activity for the investment have significantly decreased relative to historical levels. FSP 157-4 requires funds to disclose in interim and annual periods the inputs and valuation techniques used to measure fair value and any changes in valuation

TRI-CONTINENTAL CORPORATION — 2009 QUARTERLY REPORT  13

Portfolio of Investments (continued)

Notes to Portfolio of Investments (continued)

inputs or techniques. In addition, investments shall be disclosed by major category. There was no impact to the Fund’s net assets or results of operations upon adoption. This disclosure can be found as part of the Fair Value Measurements disclosure in the Portfolio of Investments.

All securities are valued at the close of each business day of the NYSE. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board of Directors (the Board) generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of RiverSource Investments, LLC (RiverSource Investments or the Investment Manager), as administrator to the Corporation, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

(b)	Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c)	Foreign security values are stated in U.S. dollars. At Sept. 30, 2009, the value of foreign securities, excluding short-term securities, represented 1.2% of net assets.

14  TRI-CONTINENTAL CORPORATION — 2009 QUARTERLY REPORT

Notes to Portfolio of Investments (continued)

(d)	Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund’s Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Sept. 30, 2009, the value of these securities amounted to $3,934,035 or 0.4% of net assets.

(e)	At Sept. 30, 2009, investments in securities included securities valued at $1,794,150 that were partially pledged as collateral to cover initial margin deposits on open stock index futures contracts.

(f)	This position is in bankruptcy.

(g)	At Sept. 30, 2009, security was partially or fully on loan.

(h)	Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at Sept. 30, 2009 was $3,934,035, representing 0.4% of net assets. Information concerning such security holdings at Sept. 30, 2009 is as follows:

	Acquisition
Security	dates	Cost
Lehman Brothers Holdings Sr Unsecured 53.51% 2008	03-07-08	$14,844,000
39.50% 2008	03-26-08	14,844,000

(i)	Restricted security.

(j)	Equity-Linked Notes (ELNs) are notes created by a counterparty, typically an investment bank, that may bear interest at a fixed or floating rate. At maturity, the notes must be exchanged for an amount based on the value of one or more equity securities of third party issuers or the value of an index. The exchanged value may be limited to an amount less than the actual value of the underlying stocks or value of an index at the maturity date. Any difference between the exchange amount and the original cost of the notes will be a gain or loss.

(k)	Affiliated Money Market Fund — The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. The rate shown is the seven-day current annualized yield at Sept. 30, 2009.

(l)	At Sept. 30, 2009, the cost of securities for federal income tax purposes was approximately $1,112,470,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$95,862,000
Unrealized depreciation	(136,700,000)

Net unrealized depreciation	$(40,838,000)

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

TRI-CONTINENTAL CORPORATION — 2009 QUARTERLY REPORT  15

Portfolio of Investments (continued)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note (a) to the Portfolio of Investments.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as

16  TRI-CONTINENTAL CORPORATION — 2009 QUARTERLY REPORT

Fair Value Measurements (continued)

Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of Sept. 30, 2009:

	Fair value at Sept. 30, 2009
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description	identical assets	inputs	inputs	Total
Equity Securities
Common Stocks
Capital Markets	$41,615,837	$—	$1,622,679	$43,238,516
All Other Industries(a)	898,187,005	—	—	898,187,005

Total Equity Securities	939,802,842	—	1,622,679	941,425,521

Other
Equity-Linked Notes	—	3,934,035	—	3,934,035
Affiliated Money Market Fund(b)	2,655,700	—	—	2,655,700
Investments of Cash Collateral Received for Securities on Loan(c)	83,622,218	39,994,407	—	123,616,625

Total Other	86,277,918	43,928,442	—	130,206,360

Investments in Securities	1,026,080,760	43,928,442	1,622,679	1,071,631,881
Other Financial Instruments(d)	11,727	—	—	11,727

Total	$1,026,092,487	$43,928,442	$1,622,679	$1,071,643,608

(a)	All industry classifications are identified in the Portfolio of Investments.
(b)	Money market fund that is a sweep investment for cash balances in the Fund at Sept. 30, 2009.
(c)	Asset categories for Investments of Cash Collateral are identified in the Portfolio of Investments.
(d)	Other Financial Instruments are derivative instruments, which are valued at the unrealized appreciation (depreciation) on the instrument. Derivative descriptions are located in the Investments in Derivatives section of the Portfolio of Investments.

TRI-CONTINENTAL CORPORATION — 2009 QUARTERLY REPORT  17

Portfolio of Investments (continued)

Fair Value Measurements (continued)

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Common
Stocks
Balance as of Dec. 31, 2008	$1,893,126
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)*	(270,447)
Net purchases (sales)	—
Transfers in and/or out of Level 3	—

Balance as of Sept. 30, 2009	$1,622,679

*	Change in unrealized appreciation (depreciation) relating to securities held at Sept. 30, 2009 was $(270,447).

18  TRI-CONTINENTAL CORPORATION — 2009 QUARTERLY REPORT

Notes

THIS PAGE IS NOT PART OF THE QUARTERLY REPORT

Notes

THIS PAGE IS NOT PART OF THE QUARTERLY REPORT

Notes

THIS PAGE IS NOT PART OF THE QUARTERLY REPORT

Notes

THIS PAGE IS NOT PART OF THE QUARTERLY REPORT

Notes

THIS PAGE IS NOT PART OF THE QUARTERLY REPORT

Tri-Continental Corporation
734 Ameriprise Financial Center
Minneapolis, MN 55474

tricontinental.com

This report must be accompanied or preceded by the Fund’s current prospectus. Tri-Continental Corporation is managed by RiverSource Investments, LLC. This material is distributed by RiverSource Fund Distributors, Inc. Member FINRA.
©2009 RiverSource Investments, LLC.	SL-99483 A (11/09)